UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2006


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                   88-0219860

(State or other jurisdiction of                            (IRS Employer
Incorporation or organization)                             Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700




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ITEM 8.01.   Other Events.

     On August 3, 2006, the Company issued a press release announcing that that it will release its second quarter 2006 results on Monday, August 7, 2006, after the Market closes. The Company has scheduled a conference call for 10 a.m. central time on Tuesday, August 8, 2006, to discuss the second quarter results. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.   Exhibits

(c)  Exhibits

       99.1 Press release dated August 3, 2006, issued by Synagro Technologies, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: August 3, 2006

                                         SYNAGRO TECHNOLOGIES, INC.

                                         By:        /s/ J. PAUL WITHROW
                                            ------------------------------------
                                             (Senior Executive Vice President &
                                                   Chief Financial Officer)


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                                  EXHIBIT INDEX


99.1   Press release dated August 3, 2006, issued by Synagro Technologies, Inc.